SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549-1004

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2003
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               Commission File Number 0-11419

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           THE CONNECTICUT LIGHT AND POWER COMPANY
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   (Exact name of registrant as specified in its charter)


          CONNECTICUT                            06-0303850
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   (State or other jurisdiction of    (I.R.S. Employer incorporation or
        organization)                         Identification No.)




       107 SELDEN STREET, BERLIN, CONNECTICUT     06037
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    (Address of principal executive offices)       (Zip Code)

                           (860) 947-2121
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    (Registrant's telephone number, including area code)


                           Not Applicable
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    (Former name or former address, if changed since last report)

ITEM 5.  Other Events


On May 14, 2003, NRG Energy, Inc. and certain of its U.S. affiliates, including NRG Power Marketing, Inc. (NRG-PM)filed voluntary petitions for reorganization under the Bankruptcy Code in the Southern District of New York. Also on May 14, NRG-PM notified The Connecticut Light & Power Company (CL&P) that it would terminate a contract under which NRG-PM is obligated to supply 45% of CL&P's standard offer service load requirement through the end of 2003 at an average cost of approximately $0.045 per kilowatt hour (kWh).

CL&P has been involved in several disputes with NRG-PM over the terms of this contract, including the parties'respective liabilities for congestion costs and station service charges. NRG-PM alleges that CL&P is in breach of contract due to steps CL&P took pursuant a Connecticut Department of Public Utility Control (DPUC) decision regarding liability for locational marginal pricing costs.

CL&P intends to vigorously oppose NRG-PM's action and will seek enforcement of the contract in the appropriate forum. It will work closely with the DPUC and the Connecticut Attorney General in these efforts. Should the contract be terminated either because of the suit or due to NRG-PM's bankruptcy, CL&P would obtain alternate sources of supply through the ISO-New England market or, if appropriate, through a new competitive supplier at costs which are likely to reflect today's higher energy prices. If CL&P is required to seek alternative sources of supply, it will pursue recovery from NRG-PM of any additional costs.

CL&P would seek permission from the DPUC to flow through any additional energy charges to its customers pending recovery of such costs from NRG-PM. Management believes that recovery of these costs from its customers would be consistent with the provisions of Connecticut's electric utility restructuring legislation and the DPUC's prior decisions.

Neither CL&P nor its parent company Northeast Utilities can predict the outcome of NRG-PM's bankruptcy filing or lawsuit.

Reference is made to Item 1. "Business-Rates and Electric Utility
Restructuring-Connecticut Rates and Restructuring" and Item 3
"Legal Proceedings" in Northeast Utilities and CL&P's Annual Reports on Form 10-K for 2002 and their Quarterly Reports on Form 10-Q for the period ended March 31, 2003 for further information about these matters.

                          SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           THE CONNECTICUT LIGHT AND POWER COMPANY
                        (registrant)



                              By:    /S/Randy A. Shoop
                              Name:  Randy A. Shoop
                                     Title: Treasurer

Date:  May 14, 2003